Simplify Kayne Anderson Energy and Infrastructure Credit ETF

KNRG

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

May 19, 2025

Advised by:	Sub-Advised by:

Simplify Asset Management Inc.	Kayne Anderson Capital Advisors, L.P.
10845 Griffith Peak Drive 2/F	717 Texas Avenue, 22nd Floor
Las Vegas, NV 89135	Houston, TX 77002

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated May 19, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY Kayne Anderson Energy and Infrastructure Credit ETF

Investment Objective: The Simplify Kayne Anderson Energy and Infrastructure Credit ETF (the “Fund” or “KNRG”) primarily seeks current income and secondarily seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$78	$243

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”), collaborates with the Fund’s sub-adviser, Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Sub-Adviser employs an opportunistic strategy that focuses on relative value among credit instruments of energy and infrastructure companies. The Adviser may employ a hedging strategy using derivatives.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in credit instruments issued by energy companies and infrastructure companies. The Fund defines credit instruments as: (i) debt, (ii) bonds, (iii) notes, (iv) loans, (v) loan participations, (vi) credit facility commitments, (vii) preferred shares, (viii) hybrid securities, and (ix) derivatives linked to the preceding instruments. Hybrid securities are those with a conversion feature such a convertible bond that may be converted to common stock. Credit instruments maybe secured, senior, subordinated, callable, and/or convertible. The Fund defines energy companies as those deriving a majority of their revenue or profits from; or having a majority of their assets in energy-related endeavours such as the (A) production, (B) generation, (C) development, (D) transmission, (E) storage, (F) refining/processing, or (G) sale of: (i) oil, (ii) natural gas (including liquified natural gas, or LNG), (iii) natural gas liquids, (iv) refined petroleum products, (v) coal, (vi) biofuels, (vii) hydrogen, (viii) hydro power, (ix) solar power, (x) wind power, (xi) geothermal power, as well as (xii) electricity generation by other means. The Fund defines infrastructure companies as those deriving a majority of their revenue or profits from; or having a majority of their assets in infrastructure-related endeavours related to (A) transportation assets: (i) toll roads, (ii) bridges, (iii) tunnels, (iv) parking facilities, (v) railroads, (vi) rapid transit links, (vii) airports, (viii) refueling facilities, and (ix) seaports; (B) utility assets: (i) electric transmission and distribution lines, (ii) power generation facilities, (iii) gas and water distribution facilities, (iv) waste collection, (v) broadcast and wireless towers, (vi) energy infrastructure assets, and (vii) cable and satellite networks. The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in the securities of issuers from the energy and infrastructure group of industries.

The Fund invests without restriction as to issuer capitalization, credit quality, country, currency, instrument maturity or duration. However, securities of emerging market issuers are not part of the Fund’s principal investment strategy. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Sub-Adviser’s Energy and Infrastructure Credit Strategy

The Sub-Adviser selects credit instruments, which it believes present an attractive combination of yield and potential capital appreciation among peers of the same credit quality, maturity, and issuer type. The Sub-Adviser focuses on bottom-up fundamental analysis to assess credit quality. The Sub-Adviser’s measure of credit quality is informed by: (i) interest payment coverage ratio, (ii) debt to assets ratio, (iii) debt to cash flow, (iv) free cash flow analysis and sensitivity, (v) assessment of the likelihood of default under stressed economic or sector-specific conditions, and (vi) an estimate of recovery percentage in the event of default. The Sub-Adviser sells an instrument when it believes its investment profile no longer represents relative value or to fund a more attractive investment.

Adviser’s Hedging Strategy

To manage the default risk of the Fund’s portfolio and to generate gains from changes in credit spreads on credit instruments, the Adviser may employ a hedging strategy. This strategy may use over-the-counter total return swaps, and exchange-traded and over-the-counter credit default swaps and options. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its debt obligation or an index of debt obligations. The Fund may use credit default swaps to provide a measure of protection against defaults of issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer or group of issuers) and may also use credit default swaps to take an active long (i.e. writes credit protection) or short (i.e. buys credit protection) position with respect to the likelihood of a particular issuers or group of issuers default. Total return swaps are used to capture the interest and price performance of a debt obligation or an index of debt obligations and may be used to capture narrowing credit spreads as well as to profit from widening credit spreads. The Fund may purchase put options and put options spreads to protect against a drop in a reference asset’s price. The Fund may purchase call options and call option spreads to capture gains in the reference asset’s price typically driven by improved credit spreads.

When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period.

Call Spread Sub-Strategy

When the Adviser believes a credit instrument’s price will increase it employs a call spread strategy. In this call option spread, the Fund purchases an at-the-money or slightly out-of-the-money call option; while selling (writing) a further out-of-the-money (above current market price) call option to partially offset the cost of the purchased option.

Put Spread Sub-Strategy

When the Adviser believes a credit instrument’s price will decrease it employs a put spread strategy. In this put option spread, the Fund purchases an at-the-money or slightly out-of-the-money put option; while selling (writing) a further out-of-the-money (below current market price) put option to partially offset the cost of the purchased option. The Adviser typically hedges at least a portion of the Fund’s credit risk and opportunistically pursues additional gains from changes in credit spreads. While the use of derivatives is intended to improve the Fund’s performance, there is no guarantee that it will do so.

When using certain derivatives, the Fund is required to post collateral to assure its performance to the counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; (iii) fixed income ETFs; and/or (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance. The Sub-Adviser’s strategy may not produce positive results and the Adviser’s credit hedge strategy may not fully protect the Fund’s portfolio from declines in price or from defaults.

Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. The value of a security may decline if there are concerns about an issuer’s ability or willingness to make interest and or principal payments. Changes in an issuer’s financial strength or in an issuer’s or security’s credit rating also may affect a security’s value and thus have an impact on Fund performance. The Fund considers all derivatives and non-U.S. Treasury debt instruments as subject to credit risk. Subordinated credit instruments may receive little or no recovery if the issuer or guarantor of a credit instrument goes bankrupt.

High Yield Risk. The Fund may invest in high yield debt also known as “junk bonds”. High yield securities and unrated securities of similar credit quality are subject to greater levels of credit, call, and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk. The value of the Fund’s investment in credit securities will fall when interest rates rise. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term obligations owned by the Fund.

Industry Concentration Risk. The Fund focuses its investments in securities of a group of two industries. Economic, legislative or regulatory developments may occur that significantly affect the group of industries. This may cause the Fund’s share price to fluctuate more than that of a fund that does not focus in a group of industries.

○	Energy Industry Risk. Securities and instruments of energy companies are susceptible to adverse economic or regulatory developments. The performance of the Fund is tied closely to and affected by developments in the energy sector. Energy companies are subject to the risks specific to the sector they serve including: (i) fluctuations in commodity prices; (ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; (iii) new construction risk and facility acquisition risk; (iv) reduced demand for crude oil, natural gas, natural gas liquids, refined petroleum products, and power; (v) depletion of the oil or natural gas reserves or lower than expected wind, solar, or hydro resources; (vi) changes in the regulatory environment; (vii) extreme weather; (viii) rising interest rates and a higher cost of capital; (ix) attack by terrorists; (x) price policies of OPEC (Organization of Petroleum Exporting Countries); and (xi) changing preferences for fuel sources.

○	Infrastructure Industry Risk. Securities and instruments of infrastructure companies are susceptible to adverse economic or regulatory developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, such as high interest costs in connection with capital construction, high debt leverage, environmental and other regulations, economic slowdown, surplus capacity, increased competition, volatile fuel or power prices, energy conservation policies and other factors. Infrastructure companies may also be subject to: (i) technological innovations that may render production facilities obsolete, (ii) changes in market sentiment towards infrastructure assets, (iii) high interest costs in connection with capital construction and improvement programs, (iv) difficulty in raising capital, (v) competition resulting from a developing deregulatory environment, (vi) cost of compliance with environmental and other regulations, (vii) adverse actions by various government authorities (viii) government regulation of rates charged to customers, (ix) service interruption due to environmental or operational mishaps, and (x) special tariffs and changes in tax laws.

Convertible Securities Risk. Convertible securities that are rated below investment grade are subject to the risks associated with high-yield investments. The reference common stock of a convertible security may fail to reach a price that makes the conversion feature valuable.

Foreign Currency Risk. The Fund may hold investments that have exposure to non-U.S. currency exchange rates. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Foreign Investment Risk. The Fund may invest in securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of the U.S. market. The potential departure of one or more other countries from the European Union could have significant political and financial consequences for global markets.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Derivatives Risk. Options and swaps are derivative investments. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

○	Options Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

○	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. Written credit default swaps expose the Fund to a potential total loss with respect to the reference credit asset.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. The reference common stock of a convertible preferred stock may fail to reach a price that makes the conversion feature valuable.

U.S. Treasury and Agency Market Risk. The U.S. Treasury and agency market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury and agency obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury and agency obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury and agency obligations to decline.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling Shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

○	Cash Creation Unit Transactions Risk. Like other ETFs, the Fund sells and redeems its Shares only in large blocks called Creation Units and only to “Authorized Participants.” However, unlike many other ETFs, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund Shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (“SAMI”).

Sub-Adviser: Kayne Anderson Capital Advisors, L.P.

Portfolio Managers: Jim Baker, Portfolio Manager, Managing Partner and Co-Head of the Sub-Adviser’s energy infrastructure business; Michael Schimmel, Portfolio Manager for the Sub-Adviser’s energy infrastructure credit strategies; and David Berns, Chief Investment Officer of the Adviser are the portfolio managers of the Fund. Each has served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities or cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.